UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 11, 2015

LYDALL, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 1-7665

Delaware	06-0865505
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

One Colonial Road, Manchester, Connecticut	06042
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (860) 646-1233

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

David H. Williams, President of Lydall Performance Materials, a division of Lydall, Inc. (“Lydall” or the “Company”), will be departing the Company effective January 10, 2016. Mr. Williams will receive severance benefits consistent with the terms of his Agreement dated June 27, 2012, which include one year of salary, bonus, health benefits, and optional outplacement services. Receipt of these severance benefits are subject to his execution, without revocation, of a valid release in substantially the form attached to his Agreement. A copy of his Agreement was previously filed as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q filed on August 1, 2012.

The Company has initiated an external search to identify a successor.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LYDALL, INC.

December 14, 2015	By:	/s/ Chad A. McDaniel
Chad A. McDaniel Senior Vice President, General Counsel, Chief Administrative Officer and Secretary